UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

DiamondCluster International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22125	36-4069408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

John Hancock Center
875 North Michigan Avenue, Suite 3000
Chicago, Illinois 60611	60611
(Address of principal executive offices)	(Zip Code)

312-255-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
Conference Call Transcript

Item 12. Results of Operations and Financial Condition

     The registrant issued a press release and held a conference call with analysts, investors and members of the public on July 29, 2004 announcing financial results for the quarterly period ended June 30, 2004 and issuing guidance for the annual period and second quarter of fiscal year 2005. A copy of the script of the conference call is attached hereto as Exhibit 99.1. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDCLUSTER INTERNATIONAL, INC.
	By:	/s/ Karl E. Bupp
Karl E. Bupp
July 29, 2004		Chief Financial Officer